UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021 (May 5, 2021)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2021, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) thirteen individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 was ratified; (iii) the compensation of the Company’s named executive officers was approved in an advisory vote, and (iv) the Company’s 2021 Stock Award and Incentive Plan was approved. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 23, 2021 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The individuals elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2022, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Kathryn J. Boor	205,879,656	346,435	87,056	13,568,264
Edward D. Breen	145,997,633	60,100,858	214,656	13,568,264
Carol Anthony Davidson	205,816,873	406,545	89,729	13,568,264
Michael L. Ducker	204,836,242	1,381,496	95,409	13,568,264
Roger W. Ferguson, Jr.	195,507,435	10,710,686	95,026	13,568,264
John F. Ferraro	205,069,458	1,147,835	95,854	13,568,264
Andreas Fibig	188,589,670	16,779,330	944,147	13,568,264
Christina Gold	175,363,533	30,767,211	182,403	13,568,264
Ilene Gordon	205,869,738	361,471	81,938	13,568,264
Matthias J. Heinzel	205,835,575	381,122	96,450	13,568,264
Dale F. Morrison	202,494,266	3,722,289	96,592	13,568,264
Kåre Schultz	204,528,102	1,685,530	99,515	13,568,264
Stephen Williamson	205,261,715	953,730	97,702	13,568,264

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 received the following votes:

For	Against	Abstain
206,672,197	13,140,805	68,409

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2020, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
188,719,251	17,116,403	477,493	13,568,264

The proposal to approve the Company’s 2021 Stock Award and Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
197,237,062	8,941,818	134,267	13,568,264

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name:	Nanci Prado
Title:	Deputy General Counsel

Date: May 6, 2021